                                                                  Exhibit 10.13





                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                        MARKETING SPECIALISTS CORPORATION

                                  ("BORROWER"),

                   THE LENDERS SET FORTH ON SCHEDULE 1 HERETO

                                   ("LENDERS")

                                       AND

                           FIRST UNION NATIONAL BANK,
                            AS AGENT FOR THE LENDERS
                                    ("AGENT")






                    CREDIT AGREEMENT DATED DECEMBER 18, 1998,
                     AS AMENDED AND RESTATED MARCH ___, 2000

                                TABLE OF CONTENTS

                                                                            Page
SECTION 1 - DEFINITIONS                                                        1

         1.1.  Definitions                                                     1
         1.2.  Rules of Construction                                          16

SECTION 2 - TERM LOAN                                                         16

         2.1.  Term Loan                                                      16
         2.2.  Promissory Notes                                               16
         2.3.  Lenders'Participation                                          17
         2.4.  Use of Proceeds                                                17
         2.5.  Repayment                                                      17
         2.6.  Interest                                                       17
         2.7.  Prepayment                                                     20
         2.8.  Funding Costs and Loss of Earnings                             22
         2.9.  Payments                                                       22
         2.10.  Regulatory Changes in Capital Requirements                    22
         2.11.  Subordination                                                 23

SECTION 3 - REPRESENTATIONS AND WARRANTIES                                    24

         3.1.  Organization and Good Standing                                 24
         3.2.  Power and Authority; Validity of Agreement                     24
         3.3.  No Violation of Laws or Agreements                             25
         3.4.  Material Contracts                                             25
         3.5.  Compliance                                                     25
         3.6.  Litigation                                                     26
         3.7.  Title to Assets                                                26
         3.8.  Accuracy of Information; Full Disclosure                       26
         3.9.  Taxes and Assessments                                          27
         3.10.  Indebtedness                                                  27
         3.11.  Management Agreements                                         27
         3.12.  Investments; Ownership                                        27
         3.13.  ERISA                                                         28
         3.14.  Fees and Commissions                                          28
         3.15.  No Extension of Credit for Securities                         29
         3.16.  Perfection of Security Interest                               29
         3.17.  Hazardous Wastes, Substances and Petroleum Products           29


                                                                              ii


         3.18.  Solvency                                                      29
         3.19.  Employee Controversies                                        30
         3.20.  Year 2000 Compliance                                          30
         3.21.  Indenture                                                     31

SECTION 4 - CONDITIONS                                                        31

         4.1.  Effectiveness of Second Amended and Restated Credit Agreement  31
         4.2.  Sales Force Acquisition                                        34

SECTION 5 - AFFIRMATIVE COVENANTS                                             35

         5.1.  Existence and Good Standing                                    35
         5.2.  Interim Financial Statements                                   35
         5.3.  Annual Financial Statements                                    35
         5.4.  Compliance Certificate                                         36
         5.5.  Additional Reports                                             36
         5.6.  Public Information.                                            37
         5.7.  Books and Records                                              37
         5.8.  Insurance                                                      37
         5.9.  Litigation; Event of Default                                   37
         5.10.  Taxes                                                         37
         5.11.  Costs and Expenses                                            37
         5.12.  Compliance; Notification                                      38
         5.13.  ERISA                                                         38
         5.14.  Maximum Debt to EBITDA Ratio                                  39
         5.15.  Capital Expenditure Limits                                    39
         5.16.  Minimum EBITDA                                                40
         5.17.  Minimum Interest Coverage Ratio                               40
         5.18.  Minimum Fixed Charges Coverage Ratio                          40
         5.19.  Management Changes                                            41
         5.20.  Transactions Among Affiliates                                 41
         5.21.  Additional Collateral Security Documents.                     41
         5.22.  Collateral Audit                                              41
         5.23.  Notice upon Change in Control                                 41
         5.24.  Management Meetings                                           42
         5.25.  Maintenance of Property                                       42
         5.26.  Other Agreements                                              42
         5.27.  Other Information                                             43

SECTION 6 - NEGATIVE COVENANTS                                                43


                                                                             iii


         6.1.  Indebtedness                                                   43
         6.2.  Guarantees                                                     43
         6.3.  Loans                                                          44
         6.4.  Liens and Encumbrances                                         44
         6.5.  Additional Negative Pledge                                     45
         6.6.  Restricted Payments                                            45
         6.7.  Transfer of Assets; Liquidation                                46
         6.8.  Acquisitions and Investments                                   46
         6.9.  Payments to Affiliates                                         46
         6.10.  Certain Changes                                               47
         6.11.  Restrictive Agreements                                        47
         6.12.  Use of Proceeds                                               48

SECTION 7 - DEFAULT                                                           48

         7.1. Events of Default 48 7.2. Remedies52 7.3. Right of Set-off.     52

         7.4.  Turnover of Property Held by Lender's Affiliates.              52
         7.5.  Remedies Cumulative; No Waiver.                                53

SECTION 8 - AGENCY PROVISIONS                                                 53

         8.1.  Application of Payments                                        53
         8.2.  Set-Off 53
         8.3.  Modifications and Waivers                                      53
         8.4.  Obligations Several                                            54
         8.5.  Lenders'Representations                                        54
         8.6.  Investigation                                                  54
         8.7.  Powers of Agent                                                54
         8.8.  General Duties of Agent, Immunity and Indemnity                54
         8.9.  No Responsibility for Representations or Validity, etc         54
         8.10.  Action on Instruction of Lenders; Right to Indemnity          55
         8.11.  Employment of Agents                                          55
         8.12.  Reliance on Documents                                         55
         8.13.  Agent's Rights as a Lender                                    55
         8.14.  Expenses                                                      55
         8.15.  Resignation of Agent                                          55
         8.16.  Successor Agent                                               56
         8.17.  Collateral Security and Intercreditor Agreements              56


                                                                              iv


         8.18.  Enforcement by Agent                                          57
         8.19.  Acknowledgment of Intercreditor Agreement                     57



                                                                              v


SECTION 9 - MISCELLANEOUS                                                     57

         9.1.  Indemnification and Release Provisions                         57
         9.2.  Participations and Assignments                                 57
         9.3.  Binding and Governing Law                                      58
         9.4.  Survival                                                       58
         9.5.  No Waiver; Delay                                               58
         9.6.  Modification                                                   59
         9.7.  Headings                                                       59
         9.8.  Notices                                                        59
         9.9.  Payment on Non-Business Days                                   60
         9.10.  Time of Day                                                   60
         9.11.  Severability                                                  60
         9.12.  Counterparts                                                  60
         9.13.  Confidentiality                                               60
         9.14.  Consent to Jurisdiction and Service of Process                61
         9.15.  WAIVER OF JURY TRIAL                                          61
         9.16.  ACKNOWLEDGMENTS                                               61